Table of Contents
      USAA Family of Funds                        1
      Message from the President                  2
      Investment Review                           4
      Message from the Manager                    5
      Financial Information:
         Independent Auditors' Report             9
         Portfolio of Investments                10
         Notes to Portfolio of Investments       12
         Statement of Assets and Liabilities     13
         Statement of Operations                 14
         Statements of Changes in Net Assets     15
         Notes to  Financial  Statements         16



Important  Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

         "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA APPEARS HERE]

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




Investment Review

USAA GNMA TRUST

OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government. While the value of the Fund's shares is not insured or guaranteed by the U.S. Government, the Fund endeavors to maintain low-to-moderate fluctuations of the share price.

TYPES OF INVESTMENTS: At least 65% of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining assets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. Government.

================================================================================
                                           5/31/98               5/31/97
--------------------------------------------------------------------------------
  Net Assets                            $377.5 Million        $308.8 Million
  Net Asset Value Per Share                 $10.32                $9.95
================================================================================


================================================================================
Average Annual Total Returns and 30-Day SEC Yield as of 5/31/98
--------------------------------------------------------------------------------
  1 Year        5 Years      Since Inception on 2/1/91      30-Day SEC Yield
  10.65%         6.87%               7.97%                        6.48%
================================================================================

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



CUMULATIVE PERFORMANCE COMPARISON
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers Inc. GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 2/1/91 to 05/31/98. The data points from the graph are as follows:

                    USAA GNMA                 Lehman                Lipper
                      Trust                30-Year Index            Average
                -----------------         -------------------    -------------

2/1/91               10,000                    10,000                10,000
06/91                10,181                    10,355                10,287
12/91                11,339                    11,434                11,332
06/92                11,551                    11,793                11,624
12/92                12,029                    12,282                12,064
06/93                12,753                    12,868                12,667
12/93                12,885                    13,089                12,856
06/94                12,712                    12,702                12,417
12/94                12,882                    12,892                12,534
06/95                14,110                    14,290                13,803
12/95                15,040                    15,089                14,565
06/96                14,708                    15,148                14,494
12/96                15,482                    15,922                15,192
06/97                16,086                    16,571                15,722
12/97                16,954                    17,448                16,557
05/98                17,554                    17,905                17,031


Data since inception on 2/1/91 through 5/31/98

The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.




Message From The Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER APPEARS HERE: KENNETH E. WILLMANN, CFA]

THE "PEACE DIVIDEND"?
With the fall of Communism and the end of the Cold War in the late 1980s, it was widely expected that the Free World would enjoy a "peace dividend." This was to be a period of general prosperity and economic well-being resulting from turning our attention from negative to positive pursuits. It didn't materialize within six months of the destruction of the Berlin Wall, so the media and markets seem to have forgotten it. At any rate, I haven't heard much about it in the last few years.

We are now in an unprecedented seventh year of economic expansion in the U.S. Each year the stock market has been making new highs. Interest rates have fallen to levels not seen since the 1970s. Inflation is lower than it's been in well over ten years.

Explanations for this prosperity include increased productivity related to technological innovation, excellent monetary policy as practiced by the Federal Reserve Board in this country, and rapid internationalization of the business world. All of these undoubtedly figure in the picture. But doesn't the current economic environment sound like the "peace dividend" expected ten years ago? Maybe all these sweeping political, economic, and social changes take time to work through the fabric of society.

INTEREST RATE MARKETS
As I have said several times in previous Annual and Semiannual Reports, a primary (and probably the most important) determinant of the general level of interest rates is inflation. The current inflation rate largely determines short-term interest rates, but long-term rates are mostly dependent on the outlook for future inflation. The general level of interest rates peaked in 1980, and so did inflation as measured by the Consumer Price Index (CPI). Inflation has generally declined ever since, and so have interest rates. Neither the decline in inflation nor interest rates have been in a straight line, but the long-term trend in both has been down.

This pattern continued until mid January 1998, then stabilized through May 1998, as shown in the graph below.

GNMA PASSTHROUGH AND U.S. TREASURY NOTE YIELDS
A chart in the form of a line graph appears here illustrating the yields of the GNMA 30-Year Passthrough Certificate and the 10-Year U.S. Treasury Note from 5/31/97 to 5/31/98. The data points are as follows:

                  10-Year            GNMA 6.5%
                  Treasury            30-Year
                ------------       ---------------

5/31/97            6.66%                7.46%
6/16/97            6.40                 7.20
6/30/97            6.50                 7.26
7/15/97            6.25                 7.04
7/31/97            6.01                 6.84
8/15/97            6.24                 7.03
8/29/97            6.34                 7.13
9/15/97            6.28                 7.04
9/30/97            6.10                 6.90
10/15/97           6.10                 6.90
10/31/97           5.83                 6.73
11/14/97           5.88                 6.80
11/28/97           5.87                 6.82
12/15/97           5.78                 6.74
12/31/97           5.74                 6.71
1/15/98            5.46                 6.58
1/30/98            5.51                 6.60
2/16/98            5.48                 6.63
2/27/98            5.62                 6.69
3/16/98            5.54                 6.63
3/31/98            5.65                 6.71
4/15/98            5.59                 6.66
4/30/98            5.67                 6.69
5/15/98            5.68                 6.70
5/31/98            5.55                 6.63

Please note that the top line is the yield of the 6.5% 30-year GNMA pass-through certificate. The bottom line in the graph represents the yield of the 10-year U.S. Treasury Note, which is the industry standard against which most mortgage securities are measured.

GNMA TRUST PERFORMANCE
While past performance is no guarantee of future results, from May 31, 1997 to May 31, 1998, your Fund paid a dividend distribution yield (1) of 6.41% versus an average dividend distribution yield of 6.04% for the Lipper GNMA Funds Average.(2) During the Trust's fiscal year, the share price rose $.37 to $10.32. Over this period, your Fund provided a total return of 10.65%, well above the Lipper GNMA Funds Average total return of 9.40% for the same time period.

The Fund received a 4-star overall rating out of 1,425 funds in the taxable bond fund category from Morningstar as of May 31, 1998. It also received 3 and 4 stars among 1,425 and 873 taxable bond funds for the 3- and 5-year periods, respectively.(3)


(1) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(2) Refer to page 4 for the Lipper Average definition.

Past  performance is no guarantee of future results.

(3) Morningstar proprietary ratings reflect historical risk-adjusted performance through May 31, 1998. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.


SEARCH FOR VALUE
When I am asked to describe the strategy I employ when managing the Fund, my response is that I try to buy value. I simply don't make bets on the direction of interest rates. Rather, I search for securities that represent value at the time given current market conditions. The other side of that search is selling securities from the portfolio that no longer represent value.

When I am further asked to explain what value is, or how it is determined, I must respond that there are no hard rules. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features) and liquidity. Since all the securities in the Trust are backed by the full faith and credit of the U.S. Treasury, there are no credit concerns. The ability to recognize value is the ability to simultaneously analyze the interaction of the other three factors. It comes mostly from lots of experience and market awareness. It is more art than science.

The prime differentiator of mortgage securities is structure. Since most mortgages can be prepaid anytime, prepayment risk inherent in different types of mortgages is perhaps the major structural difference. My search for value has led me to spread prepayment risk as seen in the graph below.

TYPES OF MORTGAGES
A pie chart is shown here depicting the Types of Mortgages as of May 31, 1998 of the USAA GNMA Trust to be:

Fixed Rate SF 49.9%, Construction Loans 34.8%, Project Loans 11.7%, Adjustable Rate SF 3.6%.

Thirty-year fixed-rate single-family (SF) mortgages tend to have the highest risk. Adjustable-rate mortgages (ARMs) have different, yet not necessarily lower, prepayment risks. ARM prepayments are driven as much by the relationship between the current ARM interest rate and fixed mortgage interest rate as by the absolute level of rates. For instance, if the ARM rate and a new fixed-rate are very close, many people will tend to refinance an ARM into a fixed-rate mortgage to gain the relative certainty of the monthly payment.

Commercial mortgages often have lock-out periods wherein prepayments are not allowed at all until some date in the future. Monthly principal payments are still received. Securities consisting of commercial mortgages are called Project Loans.

A variant of the Project Loan is the Construction Loan. Construction Loans do not pay down at all. In fact, the principal is drawn down in monthly installments over the construction period of the commercial project, generally within a year and a half. Because of the extended construction draw period, this type of security yields more than a project loan. Best of all, once the construction is completed, this security converts into a project loan, and the lock-out period begins upon conversion.

I even added a pool of Small Business Administration Loans to further diversify prepayment risks.

Another way to reduce prepayment risk is to own lower interest rate mortgages. While this sounds like a way to lower income, remember that monthly principal payments are received at face value. If you purchase a pass-through security below face value, you realize a gain with each paydown of principal. Monthly paydowns, and even prepayments, can actually enhance the Fund's return. The breakdown by coupon for fixed-rate home mortgage securities on May 29, 1998 is seen below.

FIXED-RATE SF MORTGAGE POOL COMPOSITION BY COUPON RATE
A bar graph is shown here illustrating the breakdown by coupon of the mortgage pools held by the GNMA Trust as of May 29, 1998. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage. The values are:

Coupon Rate (%):  6.0      6.5    6.75     7.0    7.5      8.0      8.5     9.0

Category %:      30.5     25.7    3.3     20.1    7.7      8.7      2.1     1.9

The graph shows the average coupon rate to be 6.8%.

See page 10 for a complete listing of the Portfolio of Investments.




Independent Auditors' Report

The Shareholders and Board of Trustees

USAA GNMA TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA GNMA Trust, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA GNMA Trust as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998





USAA GNMA TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
May 31, 1998

  Principal                                                             Market
   Amount                       Security                                 Value
--------------------------------------------------------------------------------
                    U.S. GOVERNMENT & AGENCY ISSUES (115.3%)

            Government National Mortgage Assn. I (12.5%)
   $ 7,008  6.75%, 5/15/28                                              $  7,035
    16,691  7.00%, 4/15/27                                                16,976
    14,093  8.00%, 1/15/22 - 6/15/23                                      14,742
     4,189  8.50%, 6/15/21 - 7/15/22                                       4,458
     3,801  9.00%, 7/15/21                                                 4,099
                                                                       ---------
                                                                          47,310
                                                                       ---------
       Government National Mortgage Assn. I, Construction Loan (39.2%)
    22,396  6.25%, 10/15/01 (a)                                           21,843
    12,271  6.70%, 2/15/00 (a)                                            12,269
     8,570  6.80%, 5/15/00 (a)                                             8,629
     3,575  6.85%, 4/15/00 (a)                                             3,612
    11,838  6.88%, 7/15/00 (a)                                            11,985
    24,124  7.00%, 8/15/99 - 8/15/00 (a)                                  24,490
    15,127  7.03%, 8/15/00 (a)                                            15,472
    13,599  7.05%, 8/15/99 - 4/15/00 (a)                                  13,933
    11,499  7.10%, 10/15/00 (a)                                           11,820
    10,501  7.25%, 6/15/00 (a)                                            10,908
     8,717  7.32%, 11/15/99 (a)                                            8,919
     3,939  7.45%, 4/15/99 (a)                                             4,148
                                                                       ---------
                                                                         148,028
                                                                       ---------
            Government National Mortgage Assn. I, Project Loan (13.2%)
     7,874  6.63%, 10/15/33 (b)                                            7,868
     5,093  6.75%, 11/15/28                                                5,125
    24,588  7.33%, 10/15/30 (b)                                           25,387
    10,971  7.50%, 12/15/30                                               11,480
                                                                       ---------
                                                                          49,860
                                                                       ---------
          Government National Mortgage Assn. II, Single Family (43.7%)
    66,871  6.00%, 2/20/24 - 3/20/28 (b)                                  64,706
    54,697  6.50%, 1/20/24 - 9/20/25                                      54,441
    25,361  7.00%, 5/20/24 - 11/20/25 (b)                                 25,761
    15,775  7.50%, 10/20/23                                               16,259
     3,627  8.00%, 12/20/22                                                3,763
                                                                       ---------
                                                                         164,930
                                                                       ---------
            Government National Mortgage Assn. II,
               Adjustable Rate, Single Family (4.1%)
   $15,064  7.38%, 6/20/26                                               $15,414
                                                                       ---------
            Small Business Administration (2.6%)
    10,000  Series SBIC PS 1998 10A, 6.12%, 2/01/08                        9,906
                                                                       ---------
            Total U.S. government & agency issues (cost: $422,266)       435,448
                                                                       ---------

                          REPURCHASE AGREEMENTS (11.0%)
    41,511  First Union Capital Markets, 5.51%, acquired 5/29/98 and due 6/01/98 at $41,530 (collateralized by a
              $41,229 U. S. Treasury Note, 5.63%, due 11/30/98;
              market value of $42,376)(cost: $41,511)                     41,511
                                                                      ----------
            Total investments (cost: $463,777)                          $476,959
                                                                      ==========




USAA GNMA TRUST
NOTES TO PORTFOLIO OF INVESTMENTS
May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) At May 31, 1998, the cost of securities purchased on a delayed delivery basis was $101.2 million. These are all GNMA construction loans which are drawn against monthly during the construction period. Once the construction is completed, the security converts to a project loan.

(b) At May 31, 1998, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.




USAA GNMA TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
   Investments in securities, at market value
    (identified cost of $422,266)                                      $435,448
   Repurchase agreements                                                 41,511
   Cash                                                                      54
   Receivables:
      Capital shares sold                                                    77
      Interest                                                            2,335
                                                                       ---------
         Total assets                                                   479,425
                                                                       ---------
LIABILITIES
   Securities purchased                                                 101,186
   Capital shares redeemed                                                   93
   USAA Investment Management Company                                        40
   USAA Transfer Agency Company                                              27
   Accounts payable and accrued expenses                                     53
   Dividends on capital shares                                              498
                                                                       ---------
         Total liabilities                                              101,897
                                                                       ---------
            Net assets applicable to capital shares outstanding        $377,528
                                                                       =========
REPRESENTED BY:
   Paid-in capital                                                     $375,897
   Accumulated net realized loss on investments                         (11,551)
   Net unrealized appreciation of investments                            13,182
                                                                       ---------
            Net assets applicable to capital shares outstanding        $377,528
                                                                       =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       36,591
                                                                       =========
   Net asset value, redemption price, and offering price per share     $  10.32
                                                                       =========

See accompanying notes to financial statements.





USAA GNMA TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Interest income                                                      $23,196
                                                                       ---------
   Expenses:
      Management fees                                                       427
      Transfer agent's fees                                                 377
      Custodian's fees                                                       84
      Postage                                                                26
      Shareholder reporting fees                                             10
      Trustees' fees                                                          4
      Registration fees                                                      72
      Professional fees                                                      26
      Other                                                                   5
                                                                       ---------
         Total expenses                                                   1,031
                                                                       ---------
            Net investment income                                        22,165
                                                                       ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                      2,227
   Change in net unrealized appreciation/depreciation                     9,784
                                                                       ---------
            Net realized and unrealized gain                             12,011
                                                                       ---------
Increase in net assets resulting from operations                        $34,176
                                                                       =========

See accompanying notes to financial statements.


USAA GNMA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,
                                                         1998           1997
                                                      --------------------------
From operations:
   Net investment income                                $ 22,165       $ 21,134
   Net realized gain (loss) on investments                 2,227         (2,674)
   Change in net unrealized appreciation/
      depreciation of investments                          9,784          8,550
                                                      --------------------------
      Increase in net assets resulting from
        operations                                        34,176         27,010
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                 (22,165)       (21,134)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                             105,972         56,140
   Shares issued for dividends reinvested                 15,706         14,702
   Cost of shares redeemed                               (64,959)       (69,509)
                                                      --------------------------
      Increase in net assets from capital share
         transactions                                     56,719          1,333
                                                      --------------------------
Net increase in net assets                                68,730          7,209
Net assets:
   Beginning of period                                   308,798        301,589
                                                      --------------------------
   End of period                                        $377,528       $308,798
                                                      ==========================
Change in shares outstanding:
   Shares sold                                            10,386          5,656
   Shares issued for dividends reinvested                  1,540          1,482
   Shares redeemed                                        (6,369)        (7,007)
                                                      --------------------------
      Increase in shares outstanding                       5,557            131
                                                      ==========================

See accompanying notes to financial statements.





USAA GNMA TRUST
NOTES TO FINANCIAL STATEMENTS
May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 65% of the Fund's total assets in Government National Mortgage Association (GNMA) pass through certificates.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid-in capital and to decrease accumulated net realized loss on investments by $32.7 thousand.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1998, the Fund had capital loss carryovers for federal income tax purposes of approximately $11.6 million which, if not offset by subsequent capital gains, will expire between 2001 - 2005. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The distributions related to earnings for the fiscal year ended May 31, 1998 were $.66 per share, which were entirely derived from taxable interest income.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1998 were $357.8 million and $234.3 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $13,291.0 thousand and $109.2 thousand, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1998, the Association and its affiliates owned
419.2 thousand shares (1.1%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                              Eight-month
                                                                              Period Ended
                                              Year Ended May 31,                 May 31,
                                ------------------------------------------------------------------
                                   1998          1997         1996          1995        1994
                                ------------------------------------------------------------------
Net asset value at
   beginning of period          $   9.95      $   9.76    $   10.09      $   9.82     $   10.37
Net investment income                .66           .69          .70           .72           .49
Net realized and
   unrealized gain (loss)            .37           .19         (.33)          .27          (.55)
Distributions from net
  investment income                 (.66)         (.69)        (.70)         (.72)         (.49)
                                ------------------------------------------------------------------
Net asset value at
   end of period                $  10.32      $   9.95    $    9.76      $  10.09     $    9.82
                                ==================================================================
Total return (%) *                 10.65          9.23         3.65         10.54          (.66)
Net assets at end
   of period (000)              $377,528      $308,798    $ 301,589      $265,571     $ 261,251
Ratio of expenses to
   average net assets (%)            .30           .30          .32           .32           .31(a)
Ratio of net investment
   income to average net
   assets (%)                       6.48          6.93         6.90          7.34          7.20(a)
Portfolio turnover (%)             60.85         77.82       127.77         93.78          90.05



*Assumes reinvestment of all dividend income distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.


Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio)456-7211
For account servicing, exchanges or redemptions
1-800-531-8448,(in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund  TouchLine(Registered  Trademark)
(from Touchtone  phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777